TODCO
[LOGO]
THE OFFSHORE DRILLING COMPANY


                                     TODOC
                            MONTHLY RIG STATUS REPORT
                                      AS OF
                                 MARCH 1, 2005


                                                                                                             EST.
                                                                                          CONTRACT(2)     DURATION(2)
                                                                                     -------------------- -----------
RIG NAME          RIG TYPE               STATUS(1)               CUSTOMER             TYPE  DAYRATE($000s) DAYS  DATE      COMMENTS
-----------  --------------------  ---------------------  -----------------------    ------ -------------  ----  ----      --------
US INLAND BARGES
-----------------------------------------------------------------------------------------------------------------------------------
  1  Rig 01  Conv - 2000 hp         Cold Stacked  05/03
-----------------------------------------------------------------------------------------------------------------------------------
  2  Rig 07  Posted - 2000 hp       Cold Stacked  03/02
-----------------------------------------------------------------------------------------------------------------------------------
  3  Rig 09  Posted - 2000 hp       Operating              Boss Exploration          term         Low $20s    74  05/14/05
-----------------------------------------------------------------------------------------------------------------------------------
  4  Rig 10  Posted - 2000 hp       Cold Stacked  03/02
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  5  Rig 11  Conv - 3000 hp         Operating              Badger Oil Corporation    one well     Mid $20s    45  04/15/05
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  6  Rig 15  Conv - 2000 hp         Operating              Swift Energy Company      term         Low $20s    53  04/23/05
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  7  Rig 17  Posted - 3000 hp, TD   Operating              ExxonMobil                one well     Mid $30s   181  08/29/05
-----------------------------------------------------------------------------------------------------------------------------------
  8  Rig 19  Conv - 1000 hp         Operating              Swift Energy Company      term        High $10s    58  04/28/05
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  9  Rig 20  Conv - 1000 hp         Cold Stacked  09/03
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 10  Rig 21  Conv - 1500 hp         Cold Stacked  07/99
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 11  Rig 23  Conv - 1000 hp         Cold Stacked  03/02
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 12  Rig 27  Posted - 3000 hp, TD   Operating              McMoran Exploration       one well     Low $30s   103  06/12/05
-----------------------------------------------------------------------------------------------------------------------------------
 13  Rig 28  Conv - 3000 hp         Cold Stacked  05/03
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 14  Rig 29  Conv - 3000 hp, TD     Operating              Apache Corp               one well     Mid $20s    28  03/29/05
-----------------------------------------------------------------------------------------------------------------------------------
 15  Rig 30  Conv - 3000 hp         Cold Stacked  03/02
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 16  Rig 31  Conv - 3000 hp         Cold Stacked  03/02
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 17  Rig 32  Conv - 3000 hp         Cold Stacked  12/03
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 18  Rig 41  Posted - 3000 hp, TD   Operating              Energy Partners Limited   one well     Mid $20s     5  03/06/05
-----------------------------------------------------------------------------------------------------------------------------------
 19  Rig 46  Posted - 3000 hp, TD   Operating              ADTI                      one well     Mid $20s     5  03/06/05
                                                          -------------------------------------------------------------------------
                                                           Helis Oil & Gas Company   one well     Mid $20s    30  03/31/05
-----------------------------------------------------------------------------------------------------------------------------------
 20  Rig 47  Posted - 3000 hp       Cold Stacked  02/98
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 21  Rig 48  Posted - 3000 hp, TD   Operating              Petro-Hunt L.L.C.         one well     High $20s  114  06/23/05
-----------------------------------------------------------------------------------------------------------------------------------
 22  Rig 49  Posted - 3000 hp       Cold Stacked  05/03
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 23  Rig 52  Posted - 2000 hp, TD   Operating              Sabco Oil & Gas           one well     Mid $20s     6  03/07/05
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 24  Rig 55  Posted - 3000 hp, TD   Operating              Energy Partners Limited   one well     Mid $20s    14  03/15/05
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 25  Rig 57  Posted - 2000 hp       Operating              Clayton Williams Energy   one well     Mid $20s     3  03/04/05
                                                          -------------------------------------------------------------------------
                                                           Manti Operating Company   three wells  Low $20s    45  04/18/05
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 26  Rig 61  Posted - 3000 hp       Cold Stacked  02/98
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 27  Rig 62  Posted - 3000 hp       Cold Stacked  06/03
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 28  Rig 64  Posted - 3000 hp, TD   Operating              BP                        two wells    Mid $20s    99  06/08/05
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Average     62 days


TODCO
[LOGO]
THE OFFSHORE DRILLING COMPANY


                                     TODOC
                            MONTHLY RIG STATUS REPORT
                                      AS OF
                                 MARCH 1, 2005


                                                                                                         EST.
                                                                                     CONTRACT(2)      DURATION(2)
                                                                                --------------------  ----------
RIG NAME        RIG TYPE           STATUS(1)               CUSTOMER              TYPE  DAYRATE($000s) DAYS  DATE      COMMENTS
-----------  ---------------  --------------------- -----------------------     ------ -------------  ----  ----    ---------------
US GULF OF MEXICO
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
 1  THE 75   Submersible, TD   Operating             Millennium Offshore         one well   High $30s  29  03/30/05
-----------------------------------------------------------------------------------------------------------------------------------
 2  THE 77   Submersible       Cold Stacked  01/99
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 3  THE 78   Submersible       Cold Stacked  07/01
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 4  THE 150  150' - ILC,  TD   Operating             Apache Corp                 one well    Low $40s   9  03/10/05
                                                                                ---------------------------------------------------
                                                                                 two wells   Mid $40s 124  07/12/05
-----------------------------------------------------------------------------------------------------------------------------------
 5  THE 152  150' - MC,  TD    Operating             Spinnaker Exploration       one well    Mid $40s  14  03/15/05
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 6  THE 153  150' - MC         Cold Stacked  07/01
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 7  THE 155  150' - ILC        Cold Stacked  07/01
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 8  THE 156  150' - ILC,  TD   Operating             Marlin Energy Offshore, LLC one well    Mid $40s   1  03/02/05
-----------------------------------------------------------------------------------------------------------------------------------
 9  THE 185  120' - ILC,  TD   Cold Stacked  09/99
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10  THE 191  160' - MS         Cold Stacked  08/01
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11  THE 200  200' - MC,  TD    Operating             Apache Corp                 one well    Mid $40s   9  03/10/05
                                                    -------------------------------------------------------------------------------
                                                     El Paso Production Co.      one well    Mid $40s  70  05/19/05
-----------------------------------------------------------------------------------------------------------------------------------
12  THE 201  200' - MC,  TD    Operating             F-W Oil Exploration         three wells Low $40s   7  03/08/05
-----------------------------------------------------------------------------------------------------------------------------------
13  THE 202  200' - MC,  TD    Operating             ADTI                        one well    Low $40s   9  03/10/05
                                                                                ---------------------------------------------------
                                                                                 one well    Low $40s  50  04/29/05
-----------------------------------------------------------------------------------------------------------------------------------
14  THE 203  200' - MC,  TD    Operating             Gryphon Exploration Co.     one well    Mid $40s   7  03/08/05
                              -----------------------------------------------------------------------------------------------------
                               Shipyard                                                                    04/07/05  Scheduled
                                                                                                                     Maintenance
-----------------------------------------------------------------------------------------------------------------------------------
15  THE 204  200' - MC,  TD    Operating             ADTI                        one well    Mid $40s  15  03/16/05
-----------------------------------------------------------------------------------------------------------------------------------
16  THE 207  200' - MC,  TD    Operating             ATP O&G                     one well    Mid $40s  46  04/16/05
-----------------------------------------------------------------------------------------------------------------------------------
17  THE 250  250' - MS,  TDr   Operating             Arena Offshore LLC          term        Mid $40s  62  05/02/05
-----------------------------------------------------------------------------------------------------------------------------------
18  THE 251  250' - MS,  TD    Operating             Helis Oil & Gas Company     one well    High $30s 14  03/15/05
                                                    -------------------------------------------------------------------------------
                                                     Explore Enterprises         one well    Mid $40s  25  04/09/05
-----------------------------------------------------------------------------------------------------------------------------------
19  THE 252  250' - MS         Cold Stacked  11/01
-----------------------------------------------------------------------------------------------------------------------------------
20  THE 253  250' - MS         Operating             Tana Exploration Company    one well    Mid $40s  14  03/15/05
-----------------------------------------------------------------------------------------------------------------------------------
21  THE 254  250' - MS         Cold Stacked  07/01
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22  THE 255  250' - MS         Cold Stacked  07/01
-----------------------------------------------------------------------------------------------------------------------------------
23  THE 256  250' - MS         Cold Stacked  03/99
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                             Average  39 days


TODCO
[LOGO]
THE OFFSHORE DRILLING COMPANY


                                     TODOC
                            MONTHLY RIG STATUS REPORT
                                      AS OF
                                 MARCH 1, 2005



                                                                         CONTRACT(2)        EST. DURATION(2)
                                                                   ----------------------- -----------------
RIG NAME        RIG TYPE       STATUS(1)         CUSTOMER          TYPE      DAYRATE($000s) DAYS     DATE            COMMENTS
-----------  ---------------  ------------- ------------------     ----      -------------  ----  -----------  --------------------
MEXICO
-----------------------------------------------------------------------------------------------------------------------------------
1  THE 205      200' - MC,  TD  Operating            PEMEX          term       High $30s     617  11/08/06
-----------------------------------------------------------------------------------------------------------------------------------

2  THE 206      200' - MC,  TD  Operating            PEMEX          term        Low $40s     230  10/17/05
-----------------------------------------------------------------------------------------------------------------------------------
3  Platform 3   Platform,  TD   Operating            PEMEX          term       High $20s   1,216  06/29/08
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 Average     688 days
-----------------------------------------------------------------------------------------------------------------------------------


TRINIDAD
-----------------------------------------------------------------------------------------------------------------------------------
1  THE 110      100' - MC,  TD  Operating            Trinmar        term        Mid $20s     413  04/18/06
-----------------------------------------------------------------------------------------------------------------------------------
2  THE 208      200' - MC       Cold Stacked
                                03/02
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 Average     413 days
-----------------------------------------------------------------------------------------------------------------------------------


VENEZUELA
-----------------------------------------------------------------------------------------------------------------------------------
1  Rig #26      750 hp          Stacked
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2  Rig #27      900 hp          Stacked
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3  Cliffs #36   2000 hp         Stacked
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4  Cliffs #37   2000 hp         Stacked
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5  Cliffs #40   2000 hp, TDr    Operating            PDVSA          term        Low $20s     235  10/22/05
-----------------------------------------------------------------------------------------------------------------------------------
6  Cliffs #42   2000 hp, TDr    Operating            PDVSA          term        Low $20s     214  10/01/05
-----------------------------------------------------------------------------------------------------------------------------------
7  Cliffs #43   2000 hp         Stacked
-----------------------------------------------------------------------------------------------------------------------------------
8  Cliffs #54   3000 hp, TD     Operating            PDVSA          term        Low $20s      99  06/08/05
-----------------------------------------------------------------------------------------------------------------------------------
9  Cliffs #55   3000 hp, TD     Operating            PDVSA          term        Low $20s     153  08/01/05
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                Average      175 days



(1) Rigs described as "operating" are under contract while rigs described as "warm stacked" are not under contract but generally ready for service. Rigs described as "cold stacked" are not actively marketed, normally require the hiring of an entire crew and require a maintenance review and refurbishment before they can function as a drilling rig.

(2) Contract dayrates shown in the table above are contract operating dayrates. These rates do not include lump sum amounts reimbursable from the client for mobilization costs or bonuses that are considered revenue under generally accepted accounting principles. Estimated contract duration is an estimate based on current belief by our customer as to the remaining days to complete the project.

(3) Forward-looking Statement: The information in this report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include comments pertaining to estimated contract duration and dayrates. Such statements are subject risks, uncertainites and assumptions, including but not limited to early termination by the customer pursuant to the contract or otherwise, cancellation or completion of certain contracts or projects earlier than expected, operating hazards and other factors described in TODCO's Annual Report on Form 10-K filed on March 17, 2004 and other filings with the Securities and Exchange Commission (SEC), which are available free of charge on the SEC's website at www.sec.gov. TODCO cautions you that forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected or implied in these statements.